                                                              EXHIBIT 10.14


                  REGISTRATION RIGHTS AGREEMENT
                  -----------------------------


            THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement"), which shall be effective as of January 1, 1997, is made and entered into by and among Chicago Bridge & Iron Company N.V., a corporation organized under the laws of The Netherlands (the "Company") and Praxair, Inc., a Delaware corporation (the "Investor"). As used herein, the term "Investor" shall include Investor's successors, assigns or other transferees of its rights hereunder.


                                 RECITALS

            WHEREAS, the Company is a wholly-owned subsidiary of the Investor;
and

            WHEREAS, the Company contemplates conducting an initial public offering and, in connection therewith, the Investor desires to have future registration rights covering the Registrable Securities (as such term is defined in Section 1) of the Investor and certain of their transferees;

            NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

             1.   DEFINITIONS.  For purposes of this Agreement:

      a. the term "Bona Fide Public Offering" means an underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), covering the offer and sale of Common Shares of the Company;

      b. the term "Common Shares" means the Company's authorized common shares, NLG.01 par value, and any class of securities issued in exchange for the Common Shares or into which the Common Shares are converted;

      c. the term "IPO" means the initial Bona Fide Public Offering whereby the Investor sells Common Shares held by it;

      d. the term "Registrable Securities" means: (i) the total number of Common Shares owned by the Investor as of the date hereof, and (ii) any Common Shares issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such Common Shares, excluding in all cases, however, any Common Shares that are sold by any person other than the Investor in a transaction in which its rights under this Agreement are not assigned;

      e. the term "Registration Expenses" means all reasonable fees and disbursements of counsel to the Investor and all expenses incurred by the Company in complying with Sections 2, 3 and 4 hereof, including, but not limited to, all registration and filing fees, underwriters' expense allowances, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but not including the compensation of regular employees of the Company which shall be paid in any event by the Company); provided, however, that this term does not include Selling Expenses and also does not include any amounts incurred in any transaction in which the Investor does not intend to sell Registrable Securities and provided, further, that travel, meal, lodging and similar expenses incurred in connection with any "road show" in support of the Sale of Registrable Securities shall not be considered as Registration Expenses;

      f. the terms "register", "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the 1933 Act, and the declaration or ordering of the effectiveness of such registration statement or document by the Securities and Exchange Commission (the "SEC");

      g. the term "Selling Expenses" means all underwriting discounts and selling commissions applicable to the sale of Registrable Securities; and

      h. the number of Common Shares "Then Outstanding" shall be the number of Common Shares outstanding as of any date of determination excluding Common Shares outstanding that are subject to the restrictions imposed by the
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                                      -3-

Company's Management Plan (as defined in the registration statement relating to the IPO).

       2.   DEMAND REGISTRATION RIGHTS.

      a. If the Company shall receive, at any time and from time to time after the consummation of the IPO, a written request from the Investor with respect to the Registrable Securities, that the Company file a registration statement under the 1933 Act covering the registration of at least 5% of the Common Shares Then Outstanding (or any lesser percentage if such percentage represents all outstanding Registrable Securities), the Company shall as soon as practicable (and in any event within the time periods set forth in Section 4), subject to the limitations of this Section 2, file a registration statement covering such securities and use its best efforts to cause such registration statement to become effective under the 1933 Act. Notwithstanding the foregoing, if the Company shall furnish to the Investor a certificate signed by the Chief Financial Officer of the Company stating that in the good faith judgment of the Supervisory Board of the Company such filing and the related offering would (i) materially adversely affect or interfere with any proposed or pending financing, acquisition, corporate reorganization or other transaction or the conduct or outcome of any litigation, in each case, that involves the Company or any subsidiary thereof and is material to the Company and its subsidiaries taken as a whole, or (ii) require disclosure of information material to the Company which the Company is not otherwise obligated to disclose and which the Company has a bona fide business purpose for preserving as confidential, then, in any such case, the Company's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed 60 days; provided, however, that the
                                             --------  -------
Company shall not obtain any deferral more than once in any 12-month period commencing with the 12-month period beginning on the date hereof.

      b. In the event that the requested registration is to be a Bona Fide Public Offering, either the Investor or the other persons owning the Registrable Securities included in the registration request (together with the Company as provided in Section 5(e)) shall enter into an underwriting agreement in customary form (and no more burdensome to the Investor or such other persons owning

Registrable Securities than the underwriting agreement entered into in connection with the IPO) with the representative of the underwriter or underwriters selected for such underwriting by mutual agreement of the Investor and the Company, which underwriter or underwriters shall in any event be a nationally recognized investment bank or banks. Such underwriting agreement shall provide for indemnification by the Company as to all matters customarily provided for in such an indemnity except for information in the prospectus required to be provided by the selling shareholder and actually provided by the selling shareholder in writing expressly for use in the prospectus. Notwithstanding any other provisions of this Section 2, if such representative advises the Company in writing that marketing factors require a limitation of the total number of shares to be underwritten, the Company shall so advise the Investor. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. Unless the underwriters inform the Company and the Investor that marketing factors require a limitation of the total number of shares to be underwritten, the Company may include Common Shares to be offered for its own account or the account of others in such registration; provided that the number of Registrable
                                        --------
Securities which would otherwise have been included in such registration and underwriting (before giving operative effect to the exclusion of shares provided for in this Section 2(b)) will not thereby be limited; provided, further that
                                                       --------  -------
the underwriters first exclude all of the Common Shares sought to be included by the Company or others before excluding any of the Registrable Securities from such registration and underwriting.

      c. No request pursuant to Section 2(a) hereof may be made within 120 days after the Investor has been notified in writing that the Company proposes to make a registration of the Securities as described in the second sentence of
Section 3(a) hereof.

             3. PIGGY-BACK REGISTRATION RIGHTS. a.At any time during the three-year period beginning on the date the IPO is consummated, if the number of outstanding Registrable Securities which have not been registered under the 1933 Act pursuant to the terms of this Agreement equals or exceeds 10% of the number of Common Shares Then Outstanding, the Company shall not cause any
Common Shares (or similar security) to be registered under the 1933 Act (or make any filing in connection with the
registration of Common Shares) without the prior written consent of the Investor. If, at any time the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Investor) any of its securities under the 1933 Act in connection with the public offering of such securities solely for cash (other than a registration form relating to a registration of a stock option, share purchase or compensation or incentive plan (other than the Management Plan) or of stock issued or issuable pursuant to any such plan, in each case, for employees of the Company or its subsidiaries or a dividend investment plan); then (i) upon the request of the Investor, the Company shall, subject to the provisions of Section 7 (in the case of an underwritten offering), cause to be included in such registration under the 1933 Act all of the Registrable Securities that the Investor requests to be included in such registration; provided, however, that if such proposed
                               --------  -------
registration is to be a Bona Fide Public Offering and the representative of the underwriters advises the Company in writing that marketing factors require a limitation of the total number of shares to be underwritten, the Company shall so advise the Investor and any such reduction shall be effected on a pro rata
                                                                     --- ----
basis among the prospective sellers of Common Shares based upon the number of Common Shares each then intends to sell; provided, however, that if the Common
                                         --------  -------
Shares intended to be registered include Common Shares of participants in the Management Plan, such proration shall be accomplished in the following order of priority: (A) first, the Common Shares offered for sale by participants in the Management Plan but only for such number of Common Shares which the applicable selling participant in the Management Plan reasonably expects to be required to be sold to obtain the funds necessary to pay such participant's taxes that will become due as a result of the lapse of restrictions on Common Shares under the Management Plan, and then (B) pro rata among the other selling shareholders
                              --- ----
(using, for the purposes of determining under this clause B the number of shares to be sold by participants in the Management Plan, the net amount of Common Shares intended to be sold by participants in the Management Plan after subtraction of the Common Shares referred to in the preceding clause A); and
(ii) the Company shall qualify all such securities under applicable state securities laws.

            b. Without the prior written consent of the Investor, the Company shall cause no Common Shares (or similar security) to be registered under the 1933 Act (or make any filing in connection with the registration of Common Shares) if any written request pursuant to Section 2 hereof has been made, such request has not been revoked in writing and the sale of Registrable Securities contemplated by such request has not yet been consummated.

             4. OBLIGATIONS OF THE COMPANY. Whenever required under this Agreement to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible, and in any event within any time period set forth in this Section 4:

      a. Prepare and file with the SEC a registration statement with respect to such Registrable Securities within 60 days of the Investor's request therefor and use its best efforts to cause such registration statement to become effective within 60 days of such filing and to cause such registration statement to remain effective for so long as is necessary to complete the distribution of such Registrable Securities, not to exceed 90 days;

      b. Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement;

      c. Furnish to the Investor, other persons selling Registrable Securities and any underwriters engaged in connection therewith copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities;

      d. Use its best efforts to register and qualify the securities covered by such registration statement under the securities laws of such jurisdictions within the United States as the Company believes shall be reasonably appropriate for the distribution of the securities covered by the registration statement and such jurisdictions within the United States as the Investor or its affiliates or the underwriters shall reasonably request, as well as, if requested, under the securities laws of each other jurisdiction where Common Shares were registered or qualified in connection with the IPO, provided
                                                                --------
that the Company will not be required pursuant to this Agreement to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction;

      e. In the event of any Bona Fide Public Offering, enter into and perform its obligations under an underwriting agreement on customary terms generally satisfactory to the managing underwriter of such offering (including an indemnity no less favorable to the selling shareholder than described in
Section 2(b));

      f. Take such action as is necessary or advisable in order to obtain the listing of the Registrable Securities on the securities exchanges or quotation systems on which any Common Shares are traded; and

      g. Engage in such marketing and other activities in connection with the proposed sale of any Registrable Securities as is reasonably recommended by the underwriter or other primary financial advisor engaged in connection with such proposed sale.

             5. FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that the Investor or its affiliates shall furnish to the Company such information regarding themselves, the Registrable Securities, and the intended method of disposition of such securities as shall be required to effect the registration of the Registrable Securities. In that connection, the Investor or any such affiliate, as the case may be, shall be required to represent to the Company that all such information which is given is both complete and accurate in all material respects.

             6. EXPENSES OF REGISTRATION. All Registration Expenses and all Selling Expenses incurred in connection with any registration, qualification or compliance pursuant to this Agreement shall be borne by the sellers of the securities in such registration in proportion to the respective values of the securities then proposed to be sold by such sellers; provided that to the extent the aggregate of all Registration Expenses which would otherwise be payable by the Investor is (other than those relating to the IPO) $2,000,000 or less, such Registration Expenses of the Investor shall be borne by the Company. All Registration Expenses incurred in connection with the IPO shall be borne by the Company; provided that to the extent the aggregate of Registration Expenses incurred in connection with the IPO exceeds $2,000,000, such excess shall be borne by the Investor. Travel, meals, lodging and similar expenses incurred in connection with any "road show" in support of the sale of Registrable Securities shall not be included in applying the above provisions, but such amounts shall be allocated as follows: The Company shall pay all such costs incurred by its employees and representatives; the Investor shall pay all such costs incurred by its employees and representatives; and all such costs incurred by the underwriters and their representatives shall be borne by the sellers of the securities being sold pursuant to such Registration Statement in proportion to the respective values of the securities then proposed to be so sold by such Sellers.

             7. INDEMNIFICATION. If any Registrable Securities are included in a registration statement under this Agreement:

      a. The Company will indemnify and hold harmless the Investor and each of their affiliates (the "Investor Group"),the officers, directors, partners and representatives of each member of the Investor Group, any underwriter (as defined in the 1933 Act) for the Investor Group and each person, if any, who controls any member of the Investor Group or underwriter within the meaning of the 1933 Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any losses, claims, damages, or liabilities (joint or several) to which they or any of them may become subject under the 1933 Act, the 1934 Act or any other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement filed by the Company with the SEC and by which Registrable Securities are registered for sale under the 1933 Act, including any preliminary prospectus or final prospectus contained therein (or otherwise used in connection therewith) or any amendments or supplements thereto; (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or
    (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the 1933 Act, the 1934 Act or any state securities law; and the Company will reimburse the Investor Group, each such officer, director or partner, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 7 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable to a member of the Investor Group in any such case for any such loss, claim, damage, liability, or action to the extent that it arises from or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished by the Investor which clearly states that it is furnished expressly for use in connection with such registration by the Investor Group.

      b. Each person selling Registrable Securities (and, if the person selling Registrable Securities is a direct or indirect subsidiary of the Investor, the Investor) will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the 1933 Act, any underwriter (within the meaning of the 1933 Act) for the Company or any person who controls such underwriter against any losses, claims, damages or liabilities to which the Company or any such director, officer, controlling person, or underwriter may become subject, under the 1933 Act, the 1934 Act or any other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise from or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by the Investor which clearly states that it is furnished expressly for use in connection with such registration; and the Investor or such other person, as the case may be, will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person in connection with investigation or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 7 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Investor (which consent shall not be unreasonably withheld); and further, provided, that in no event shall any indemnity under this Section 7(b) exceed the net proceeds from the relevant offering received by the Investor or other person selling Registrable Securities.

      c. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Section 7 is applicable but for any reason is held to be unavailable from the Company or the Investor, the Company and the Investor or other person participating in the registration shall contribute to the aggregate losses, claims, damages and liabilities (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted) to which the Company and the Investor or other person selling Registrable Securities may be subject in such proportion so that the Investor or other person selling Registrable Securities is responsible for that portion of the foregoing amount represented by the relative fault of the Investor or other person selling Registrable Securities in the offering, on the one hand, and the Company, on the other hand, in connection with the Violation, it being understood that in assessing such relative fault consideration shall be given to the differing levels of access of the parties to information regarding the Company and the significant efforts by the Investor in, and significant benefits to the Company of, taking the Company public in its initial public offering; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7(c), each person, if any, who controls the Company or any member of the Investor Group within the meaning of the 1933 Act and each officer, director, partner and representative of the Company or the Investor Group shall have the same rights to contribution as the Company or the Investor Group, as the case may be. In no event shall any contribution by the Investor or other person selling Registrable Securities exceed the net proceeds from the relevant offering received by the Investor or other person selling Registrable Securities.

      d. No settlement of any action or proceeding for which indemnification is required to be provided hereunder shall be effected without the prior written consent of the Investor unless (i) the obligations of the Company for indemnification or contribution pursuant to this Agreement survive and are not extinguished by reason of the settlement and remain in full force and effect under applicable federal and state laws, rules, regulations and orders to the same extent as prior to such settlement, or (ii) all claims and actions against the Investor and each person who controls the Investor within the meaning of
Section 15 of the 1933 Act or Section 20 of the 1934 Act in such action or proceeding are extinguished by the settlement and the indemnifying party obtains a full release of all claims and actions against the Investor and each such control person, which release shall be to the reasonable satisfaction of the Investor.

      e. Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel reasonably satisfactory to the indemnified parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be, in the reasonable judgment of counsel to the indemnified party, inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to notify an indemnifying party within a reasonable time of the commencement of any such action, to the extent prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 7, but the omission so to notify the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 7.

      f. The obligations of the Company and the Investor under this Section 7 shall survive through the completion of any offering of Registrable Securities in a registration statement made under the terms of this Agreement and otherwise.

      g. The provisions of this Section 7 shall apply to the IPO and the offering of Common Shares pursuant to the IPO as if such Common Shares were Registrable Securities included in a registration statement under this Agreement.

             8. REPORTS UNDER SECURITIES ACT OF 1934. With a view toward making available to the Investor the benefits of Rule 144 promulgated under the 1933 Act and any other rule or regulation of the SEC that may at any time permit the Investor to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

      a. use its best efforts to make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of the first underwritten public offering of equity securities of the Company;

      b. use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act;

      c. furnish to the Investor so long as the Investor owns any Registrable Securities, forthwith upon request: (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time beginning 90 days after the effective date of the first underwritten public offering of equity securities of the Company), the 1933 Act and the 1934 Act (at any time after it has become subject to such reporting requirements) or that it qualifies as a Registrant where securities may be resold pursuant to Form S-3 (at any time after it so qualifies); (ii) a copy of the most recent annual or quarterly report of the Company and all other reports and documents filed by the Company with the SEC; and (iii) such other information as may be reasonably requested in availing the Investor of any rule or regulation of the SEC which permits the selling of any such securities without registration;

      d. take such action, including the voluntary registration of its common shares under Section 12 of the 1934 Act, as is necessary to enable the Investor to use Form S-3 for the sale of its Registrable Securities, such action to be taken as soon as practicable after the first registration statement filed by the Company for the offering of its equity securities to the general public is declared effective; and

      e. use its best efforts to maintain the listing of the Common Shares on the New York Stock Exchange and the Amsterdam Stock Exchange and to take such action as is necessary or advisable in order to obtain the listing of the Registrable Securities to be registered pursuant hereto on the securities exchanges or quotation systems on which any Common Shares are traded.

             9. ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities pursuant to this Agreement may be assigned by the Investor or another transferee who obtained such rights pursuant to this Section 9 to a transferee or assignee of such securities to the extent such transferee or assignee acquires at least 10% of the Registrable Securities outstanding on the date hereof held by the transferor provided the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; provided, however, that no such assignment of rights shall be effective if, immediately following the transfer, the transferee is, in the opinion of counsel, free to dispose of all of such securities without regard to any restrictions imposed under the 1933 Act (including, without limitation, the volume limitations of Rule 144 promulgated under the 1933 Act). No such assignment shall be effective unless and until such permitted transferee or assignee has executed and delivered to the Company a counterpart of this Agreement.

             10. ADJUSTMENTS AFFECTING REGISTRABLE SECURITIES. The Company will not take any action with respect to the Registrable Securities which would adversely affect the ability of the Investor or any other person with rights hereunder to include such Registrable Securities in a registration undertaken pursuant to this Agreement without the written consent of each person so affected, except when such adjustments are otherwise required by law, including disclosure obligations under federal securities laws.

             11. REMEDIES. The Investor, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to seek specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy of law would be adequate.

             12. AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the Investor.

             13. NOTICES. All notices, demands and requests required by this Agreement shall be in writing and shall be deemed to have been given for all purposes (a) upon personal delivery, (b) one business day after being sent, when sent by professional overnight courier service from and to locations within the continental United States, or (c) five days after posting when sent by registered or certified mail (return receipt requested), addressed to the Company or the Investor at his, her or its address set forth on the signature pages hereof. Any party hereto may from time to time by notice in writing served upon the others as provided herein, designate a different mailing address or a differing person to which such notices or demands are thereafter to be addressed or delivered.

             14. SUCCESSORS AND ASSIGNS. Subject to Section 9, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without limitation and without the need for an express assignment, subsequent holders of Registrable Securities to which the registration rights granted by this Agreement have been assigned as permitted herein.

             15. COUNTERPARTS. This Agreement may be executed in separate counterparts, each of which shall be deemed to be an original, and when executed, separately or together, shall constitute a single original instrument, effective in the same manner as if the parties hereto had executed one and the same instrument.

             16. CAPTIONS. Captions are provided herein for convenience only and they are not to serve as a basis for interpretation or construction of this Agreement, nor as evidence of the intention of the parties hereto.

             17. CROSS-REFERENCES. All cross-references in this Agreement, unless specifically directed to another agreement or document, refer to provisions within this Agreement.

             18. GOVERNING LAW. This Agreement shall be governed by, interpreted under, and construed and enforced in accordance with the internal laws, and not the laws pertaining to conflicts or choice of laws, of the State of New York applicable to agreements made and to be performed wholly within the State of New York.

             19. SEVERABILITY. The provisions of this Agreement are severable. The invalidity, in whole or in part, of any provision of this Agreement shall not affect the validity or enforceability of any other of its provisions. If one or more provisions hereof shall be declared invalid or unenforceable, the remaining provisions shall remain in full force and effect and shall be construed in the broadest possible manner to effectuate the purposes hereof. The parties further agree to replace such void or unenforceable provisions of this Agreement with valid and enforceable provisions which will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provisions.

             20. ENTIRE AGREEMENT. This Agreement contains the entire understanding among the parties hereto with respect to the subject matter hereof and supersedes all prior written and oral agreements, understandings, commitments and practices between the parties, including all prior agreements with respect to registration rights.

            IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement with the intent and agreement that the same shall be effective as of the day and year first above written.


                                             THE COMPANY:

                                             CHICAGO BRIDGE &
                                             IRON COMPANY N.V.


                                             By: /s/Robert F.X. Fusaro
                                             ------------------------
                                             Robert F.X. Fusaro
                                             Managing Director

                                             Address:  P.O. Box 74658
                                                       1070 BR Amsterdam
                                                       The Netherlands
                                                       Attn:  Managing Director

                                             with a copy to:

                                             Chicago Bridge & Iron Company
                                             1501 North Division Street
                                             Plainfield, IL  60544
                                             Attn:  General Counsel


                                             THE INVESTOR:

                                             PRAXAIR, INC.


                                             By: /s/Robert F.X. Fusaro
                                             ------------------------
                                             Robert F.X. Fusaro
                                             Attorney-In-Fact

                                             Address:  39 Old Ridgebury Road
                                                       Danbury, CT  06810
                                                       Attention:  Chief
                                                         Financial Officer

ACKNOWLEDGED AND ACCEPTED

CHICAGO BRIDGE & IRON COMPANY


By: /s/Robert H. Wolf
    --------------------
    Robert H. Wolfe
    Vice President